UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2024

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2024, D. Anthony Scaglione, Executive Vice President and Chief Financial Officer of The ODP Corporation (the “Company”), informed the Company that he will leave the Company to pursue another opportunity, effective September 13, 2024. Effective as of Mr. Scaglione’s departure date, the Company has appointed Gerry P. Smith, the Company’s Chief Executive Officer, as the Company’s principal financial officer to serve until such time as the Company identifies and appoints a permanent chief financial officer.

Biographical information about Mr. Smith, age 61, required by Item 5.02(c) of Form 8-K is included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 14, 2024 under “Proposal No. 1: Election of Directors – 2024 Director Nominees”, and such information is incorporated herein by reference. There is no family relationship between Mr. Smith and any director or executive officer of the Company, and Mr. Smith does not have a direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Mr. Smith and any other persons pursuant to which he was selected as the Company’s interim principal financial officer.

As the Company formulates its plans to fill the Chief Financial Officer role and to ensure a smooth transition, Mr. Scaglione will continue to work closely with Mr. Smith until his departure date, supported by the Company’s experienced financial reporting and accounting team.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Scaglione’s departure is furnished hereto as Exhibit 99.1.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of The ODP Corporation, dated August 14, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: August 14, 2024	/s/ Sarah E. Hlavinka
	Name:	Sarah E. Hlavinka
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

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